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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

  Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report October 17, 1996
                        (Date of earliest event reported)

                      COLLABORATIVE CLINICAL RESEARCH, INC.
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             (Exact name of registrant as specified in its charter)

         Ohio                          (000-20699)            34-1685364
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(State or other jurisdiction of   (Commission File No.)     (I.R.S. Employer
incorporation)                                              Identification No.)

        20600 Chagrin Boulevard, Cleveland, Ohio                    44122
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        (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:             (216) 491-9930
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                         Exhibit Index Appears on Page 3
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Item 5.   Other Events
----------------------

         On October 16, 1996, Collaborative Clinical Research, Inc. signed a definitive agreement to acquire the assets of Walker Clinical Evaluations, a division of Walker Information, Inc. Walker Clinical Evaluations is a provider of contract research services on pharmaceuticals, medical devices, foods and other products which must undergo clinical trials prior to receiving certain regulatory approvals of the Food and Drug Administration and other Governmental Authorities. The purchase price for the acquired business will be determined based upon the division's 1996 performance, with a minimum price of $2.8 million and a maximum of $4.2 million.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      COLLABORATIVE CLINICAL RESEARCH, INC.

                      By:  /s/  Terry C. Black
                           -------------------------------------------
                           Terry C. Black
                           Vice President of Finance, Chief Financial
                           Officer, Treasurer, and Assistant Secretary

Date:  October 17, 1996

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                                  EXHIBIT INDEX

    EXHIBIT NO.                   DESCRIPTION                          PAGE

     99                Press Release Issued by the Company
                       on October 17, 1996.                              4











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